UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2013

Cole Real Estate Investments, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-35974	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016

(Address of principal executive offices)

(Zip Code)

(602) 778-8700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 5, 2013, Cole Real Estate Investments, Inc. (formerly known as Cole Credit Property Trust III, Inc.) (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2013. On August 5, 2013, the Company also disclosed certain unaudited supplemental financial information for the quarter ended June 30, 2013. Copies of the press release and the unaudited supplemental financial information are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.3, respectively, and are incorporated herein by reference.

This Item 2.02 and the attached Exhibit 99.1 and Exhibit 99.3 are provided under Item 2.02 of Form 8-K and are furnished to, and shall not be deemed to be “filed” with, the Securities and Exchange Commission (the “SEC”).

Item 7.01	Regulation FD Disclosure

A copy of a presentation to be used by the Company is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

This Item 7.01 and the attached Exhibit 99.2 are provided under Item 7.01 of Form 8-K and are furnished to, and shall not be deemed to be “filed” with, the SEC.

Item 8.01	Other Events

As previously reported in the Current Report on Form 8-K filed with the SEC on June 20, 2013, the Company’s board of directors (the “Board”) previously authorized the payment of cash dividends on a monthly basis, in the amount of $0.05833334 per share of common stock (a monthly rate that is equivalent to an annual rate of $0.70 per share) for stockholders of record as of each of July 31, 2013, August 30, 2013 and September 30, 2013. The Board has authorized (i) an increase to its previous authorization of the payment of cash dividends for each of the months of August and September 2013 from $0.05833334 per share of common stock (a monthly rate that is equivalent to an annual rate of $0.70 per share) to $0.06 per share of common stock (a monthly rate that is equivalent to an annual rate of $0.72 per share), and (ii) the declaration and payment of a cash dividend on a monthly basis, in the amount of $0.06 per share of common stock (a monthly rate that is equivalent to an annual rate of $0.72 per share) for stockholders of record as of October 31, 2013. The payment dates for the dividends for the stockholders of record as of August 30, 2013 and September 30, 2013 will remain unchanged and will be September 3, 2013 and October 1, 2013, respectively. The payment date for the dividends for the stockholders of record as of October 31, 2013 will be November 1, 2013.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Cole Real Estate Investments, Inc. on August 5, 2013.

99.2	Presentation dated August 5, 2013.

99.3	Supplemental financial information issued by Cole Real Estate Investments, Inc. on August 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 5, 2013	COLE REAL ESTATE INVESTMENTS, INC.

	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting
Principal Accounting Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by Cole Real Estate Investments, Inc. on August 5, 2013.

99.2	Presentation dated August 5, 2013.

99.3	Supplemental financial information issued by Cole Real Estate Investments, Inc. on August 5, 2013.

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